Exhibit T3A-11

State of California
Secretary of State
Kevin Shelley

Form GP-1

STATEMENT OF PARTNERSHIP AUTHORITY

IMPORTANT-- Read instructions on back before completing form.

1. NAME OF PARTNERSHIP
The Ranch Golf Club Co.

2. STREET ADDRESS OF CHIEF EXECUTIVE OFFICE: 4490 Von Karman Avenue
CITY/STATE/COUNTRY: Newport Beach, CA
ZIP CODE: 92660

3. STREET ADDRESS OF A CALIFORNIA OFFICE, IF ANY: 4490 Von Karman Avenue
CITY: Newport Beach
ZIP CODE: CA 92660

4. [X] A. LIST THE FULL NAMES AND MAILING ADDRESSES OF ALL PARTNERS (ATTACH ADDITIONAL PAGES, IF NECESSARY)

NAME: William Lyon Homes, Inc.
ADDRESS: 4490 Von Karman Avenue
CITY: Newport Beach STATE/COUNTRY: CA ZIP CODE: 92660
NAME: Presley CMR, Inc.
ADDRESS: 4490 Von Karman Avenue
CITY: Newport Beach STATE/COUNTRY: CA ZIP CODE: 92660

OR: [ ] B. STATE THE FULL NAME AND MAILING ADDRESS OF AN AGENT APPOINTED AND MAINTAINED BY THE PARTNERSHIP WHO WILL MAINTAIN A LIST OF THE NAMES AND MAILING ADDRESSES OF ALL PARTNERS.

NAME:
ADDRESS:
CITY:
STATE/COUNTRY:
ZIP CODE:

5. NAMES OF ALL PARTNERS AUTHORIZED TO EXECUTE INSTRUMENTS TRANSFERRING REAL PROPERTY HELD IN THE NAME OF THE PARTNERSHIP (ATTACH ADDITIONAL PAGES, IF NECESSARY)

PARTNER NAME: William Lyon Homes, Inc.
PARTNER NAME:
PARTNER NAME:
PARTNER NAME:
PARTNER NAME:
PARTNER NAME:

6. OTHER MATTERS, IF ANY: (ATTACH ADDITIONAL PAGES, IF NECESSARY)
See attachment A

7. NUMBER OF PAGES ATTACHED, IF ANY: One

8. I DECLARE UNDER PENALTY OF PERJURY UNDER THE LAWS OF THE STATE OF CALIFORNIA THAT THE FOREGOING IS TRUE AND CORRECT.

W. Douglass Harris
SIGNATURE OF PARTNER
11-21-03
DATE EXECUTED

W. Douglass Harris, Vice Pres., William Lyon Homes, Inc.
TYPE OR PRINT NAME OF PARTNER
Orange County, California
COUNTY AND STATE EXECUTED

W. Douglass Harris
SIGNATURE OF PARTNER
11-21-03
DATE EXECUTED

W. Douglass Harris, Vice Pres., Presley CMR, Inc.
TYPE OR PRINT NAME OF PARTNER
Orange County, California
COUNTY AND STATE EXECUTED

9. RETURN TO:
NAME:
ADDRESS:
CITY: STATE/COUNTRY: ZIP CODE:

For Secretary Of State Use

FILE # 302003337007

DOCUMENT # 14402

FILED 13
in the office of the Secretary of State of the State of California

NOV 26 2003

KEVIN SHELLEY, SECRETARY OF STATE

ATTACHMENT A

TO STATEMENT OF PARTNERSHIP AUTHORITY

OF THE RANCH GOLF CLUB CO.

1. The name of The Ranch Golf Club Co. was formerly Shapell-Carmel Mountain East Partnership, Carmel Mountain East Partnership, Rancho Carmel .and Carmel Mountain Ranch.

2. A Statement of Partnership of Shapell-Carmel Mountain East Partnership was recorded on October 31,1978 as File/Page No. 78-469570 in the Official Records of the San Diego County Recorder, was amended by the Amended Statement of Partnership of Carmel Mountain East Partnership recorded on February 15,1983 as Instrument No. 83-049020 in the Official Records of the San Diego County Recorder, was further amended by the Amended Statement of Partnership of Rancho Carmel recorded on June 20,1983 as Instrument No. 83-026371 in the Official Records of the San Diego County Recorder, and was further amended by an Amended Statement of Partnership of Carmel Mountain Ranch recorded on November 1,1983 as Instrument No. 83-396093 in the Official Records of the San Diego County Recorder, and was further amended by the Amended Statement of Partnership of Carmel Mountain Ranch recorded on October 15,1987 as Instrument No. 87- 581816 in the Official Records of the San Diego County Recorder, and was further amended by the Amended Statements of Partnership of Carmel Mountain Ranch recorded on January 5,1993, as Instrument Numbers 1993-003205 and 1993-003206 in the Official Records of the San Diego County Recorder, and was further amended by that Amended Statement of Partnership of Carmel Mountain Ranch recorded on March 11,1996, as Instrument Number 1996- 0118778 in the Official Records of the San Diego County Recorder, which Amended Statement is being amended and restated in its entirety by the Statement of Partnership Authority to which this Attachment A is attached.

3. William Lyon Homes, Inc., acting alone, is authorized to execute an instrument transferring real property or personal property held in the name of the Partnership and to execute any document or agreement legally binding the Partnership.

State of California
Secretary of State
Kevin Shelley

Form GP-7

STATEMENT OF AMENDMENT/CANCELLATION

IMPORTANT— Read instructions on back before completing form.

1. NAME OF PARTNERSHIP: The Ranch Golf Club Co.

2. SECRETARY OF STATE FILE NUMBER: 302003337007

3. THIS FILING (CHECK ONE)

☑ AMENDS THE PARTNERSHIP STATEMENT FILED WITH THE SECRETARY OF STATE OF CALIFORNIA ON November 26, 2003

☐ CANCELS THE PARTNERSHIP STATEMENT FILED WITH THE SECRETARY OF STATE OF CALIFORNIA ON ____

4. THIS FILING AMENDS OR CANCELS THE FOLLOWING PARTNERSHIP STATEMENT: (CHECK ONE)

☑ STATEMENT OF PARTNERSHIP AUTHORITY (GP-1) — SECRETARY OF STATE FILE NUMBER: 302003337007

☐ STATEMENT OF DENIAL (GP-2) — SECRETARY OF STATE DOCUMENT # ____

☐ STATEMENT OF DISSOCIATION (GP-3) — SECRETARY OF STATE DOCUMENT # ____

☐ STATEMENT OF DISSOLUTION (GP-4) — SECRETARY OF STATE DOCUMENT # ____

☐ STATEMENT OF CONVERSION (GP-5) — SECRETARY OF STATE DOCUMENT # ____

☐ STATEMENT/CERTIFICATE OF MERGER (GP-6) — SECRETARY OF STATE DOCUMENT # ____

☐ STATEMENT OF AMENDMENT/CANCELLATION (GP-7) — SECRETARY OF STATE DOCUMENT # ____

5. THE STATEMENT IDENTIFIED IS HEREBY AMENDED OR CANCELED AS FOLLOWS: (STATE SUBSTANCE OF AMENDMENT OR CANCELLATION) (ATTACH ADDITIONAL PAGES IF NECESSARY.)

Section 1 of the Statement identified above is hereby amended to reflect the change of the name of the Partnership from "The Ranch Golf Club Co." to "WLH Enterprises".

6. NUMBER OF PAGES ATTACHED, IF ANY: 0

7. I DECLARE UNDER PENALTY OF PERJURY UNDER THE LAWS OF THE STATE OF CALIFORNIA THAT THE FOREGOING IS TRUE AND CORRECT.

W. Douglass Harris (signature)
SIGNATURE OF PARTNER
W. Douglass Harris, Vice President of William Lyon Homes, Inc.
TYPE OR PRINT NAME OF PARTNER

January 1, 2005
DATE EXECUTED

Orange County, CA
COUNTY AND STATE EXECUTED

W. Douglass Harris (signature)
SIGNATURE OF PARTNER
W. Douglass Harris, Vice President of Presley CMR, Inc.
TYPE OR PRINT NAME OF PARTNER

January 1, 2005
DATE EXECUTED

Orange County, CA
COUNTY AND STATE EXECUTED

For Secretary of State Use

DOCUMENT # 20016

FILED
in the office of the Secretary of State of the State of California

JAN 06 2005

KEVIN SHELLEY, SECRETARY OF STATE

8. RETURN TO:

NAME: William Lyon Homes, Inc. (Attn: Tax Department)

ADDRESS: 4490 Von Karman Avenue

CITY: Newport Beach STATE: CA ZIP CODE: 92660

I hereby certify that the foregoing transcript of 3 page(s) is a full, true and correct copy of the original record in the custody of the California Secretary of State’s Office.

Date: OCT 20 2011

DEBRA BOWEN, Secretary of State